UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2020

MARATHON PATENT GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36555	01-0949984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100 Las Vegas, NV	89144
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 804-1690

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MARA	The Nasdaq Capital Market

7.01 – Regulation FD Disclosure.

On November 18, 2020, the Marathon Patent Group, Inc. (the “Company” or “Registrant”) issued a press release and presentation which update the Company’s financial and operational metrics as of November 2020.

A copy of the press release and presentation are attached hereto as Exhibits 99.1 and 99.2, respectively.

About Marathon Patent Group

Information reported in this Current Report on Form 8-K is limited to the scope of the information reportable under a Current Report on Form 8-K under the rules and regulations of the Commission. Please refer to the additional information concerning the Corporation referenced in the following notices and safe harbor provision for material risks and other uncertainties.

Investor Notice

An investment in the Corporation’s common stock involves a high degree of risk, and an investor should only purchase the Corporation’s securities if he or she can afford to suffer the loss of his or her entire investment. In determining whether to purchase the Corporation’s common stock, an investor should carefully consider all of the material risks described in this Current Report on Form 8-K below, together with the factors described under Item 1A under the heading “Risk Factors” in our most recent Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission (the “SEC”) on March 24, 2020, as supplemented and updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, together with the financial or other information contained or incorporated by reference in such reports. In addition to the risks discussed below, other risks not presently known to us or that we currently believe to be immaterial may also adversely affect our business, financial condition and results of operations, perhaps materially. The risks discussed below also include forward-looking statements, and actual results and events may differ substantially from those discussed or highlighted in those forward-looking statements. See also the Section entitled “Forward-Looking Statements” herein.

FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively, the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the Filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward-looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward-looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Safe Harbor

The information provided in this report may include forward-looking statements relating to future events or the future financial performance of the Corporation. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipates,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon current expectations of the Corporation and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in report relating to the Corporation may be found in the Corporation’s periodic filings with the Commission, including the factors described in the sections entitled “Risk Factors”, copies of which may be obtained from the SEC’s website at www.sec.gov. The Corporation does not undertake any obligation to update forward-looking statements contained in this report.

Item 9.01.

(d) Exhibits.

Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release, issued by Marathon Patent Group, Inc. on November 18, 2020 (furnished pursuant to Item 7.01 of this Current Report on Form 8-K).*
99.2	Marathon Patent Group, Inc. Presentation Issued on November 18, 2020 (furnished pursuant to Item 7.01 of this Current Report on Form 8-K).*

*The information contained in this Press Release and Presentation is furnished but not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 18, 2020

MARATHON PATENT GROUP, INC.

By:	/s/ Merrick Okamoto
Name:	Merrick Okamoto
Title:	Chief Executive Officer